EXHIBIT 99.1

Fox & Hound Restaurant Group Reports Financial Results for the Fiscal Quarter Ended June 14, 2005

WICHITA, Kan., July 7, 2005 (PRIMEZONE) -- Fox & Hound Restaurant Group (Nasdaq:FOXX) announced record revenues for the twelve week second quarter ended June 14, 2005.

Highlights for the twelve week second quarter ended June 14, 2005 compared to the twelve week second quarter ended June 15, 2004:

  --  Total revenues increased 15.1% to $35,842,000
  --  Net income was $1,065,000 versus a net loss of $855,000
  --  An asset impairment charge of $2,523,000 ($1,766,000 net of tax or $0.18 per share) was taken during last year's
      second quarter
  --  Net income excluding the asset impairment charge was
      $1,065,000 versus $911,000
  --  Diluted earnings per share was $0.10 versus a diluted
      loss per share of $0.09
  --  Diluted earnings per share excluding the asset impairment charge was $0.10 versus $0.09
  --  Comparable store sales decreased 0.9%
  --  Three (3) new units were opened

Highlights for the twenty-four week period ended June 14, 2005 compared to the twenty-four week period ended June 15, 2004:

  --  Total revenues increased 15.7% to $75,197,000
  --  Net income was $4,053,000 versus $1,786,000
  --  An asset impairment charge of $2,523,000 ($1,766,000 net of tax or $0.17 per share) was taken during last year's
      second quarter
  --  Net income excluding the asset impairment charge was
      $4,053,000 versus $3,552,000
  --  Diluted earnings per share was $0.39 versus $0.17
  --  Diluted earnings per share excluding the asset impairment charge was $0.39 versus $0.34
  --  Comparable store sales decreased 0.1%
  --  Five (5) new units were opened

Steve Johnson, chief executive officer, stated, "We were pleased to report sales and earnings which met the guidance given on our previous conference call."

During the second quarter, the Company opened three (3) new restaurants -- St. Louis, MO; Wilmington, NC; and Birmingham, AL. Two (2) additional units were opened after the end of the second quarter in Germantown, MD and Louisville, KY, bringing the number of restaurants opened in 2005 to seven (7). The Company expects to open 10-12 new restaurants in fiscal 2005. One (1) unit is under construction, contracts have been executed on three (3) more sites, and negotiations have begun on six (6) additional sites.

The Company currently operates 82 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host a conference call at Friday, July 8, 2005 at 10:00 a.m. EDT. The call in number is 1-800-988-9506, and the confirmation code is "FOXX". A recorded replay of the conference call will be available beginning July 8, 2005 through July 22, 2005. The replay call in number is 1-800-272-5921.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                     Fox & Hound Restaurant Group
                   Unaudited Summary Financial Data
                ($ in thousands except per share amount

                                    Condensed Income Statements

                                     For the twelve weeks ended

                                                       (Restated)
                                   June 14, 2005     June 15, 2004
                                -----------------  -----------------
                                    $        %         $        %
                                -----------------  -----------------
 Food and beverage              $ 33,752     94.2  $ 29,021     93.2
 Entertainment and other           2,090      5.8     2,120      6.8
                                -------- --------  -------- --------
  Total net sales                 35,842    100.0    31,141    100.0

 Costs and expenses:
  Costs of sales                   9,699     27.1     8,616     27.7
  Restaurant operating
   expenses                       19,945     55.6    16,995     54.6
  Depreciation and
   amortization                    2,163      6.0     1,802      5.8
  Preopening costs                   560      1.6       638      2.0
  Asset Impairment                   --       --      2,523      8.1
                                -------- --------  -------- --------
   Restaurant costs
    and expenses                  32,367     90.3    30,574     98.2
                                -------- --------  -------- --------

 Restaurant operating
  income                           3,475      9.7       567      1.8
 General and
  administrative
  expenses                         2,007      5.6     1,749      5.6
 Gain on disposal
  of assets                           25      0.1       --       --
                                -------- --------  -------- --------

 Income from operations            1,493      4.2    (1,182)    (3.8)

 Other income/expense:
  Other income/(expense)              15      --        --       --
  Interest expense                   (33)    (0.1)      (44)    (0.1)
                                -------- --------  -------- --------

 Income before income
  taxes                            1,475      4.1    (1,226)    (3.9)
 Income tax expense                  410      1.1      (371)    (1.2)
                                -------- --------  -------- --------
 Net income                     $  1,065      3.0  $   (855)    (2.7)

                                ======== ========  ======== ========

 Earnings per share:
  Basic                         $   0.11           $  (0.09)
  Diluted                       $   0.10           $  (0.09)

 Shares used in
  computing earnings
  per share (in thousands):

  Basic                            9,997              9,889
  Diluted                         10,420              9,889

 Restaurants open
  at end of period                    80                 69

 Comparable sales growth            (0.9)%             (0.2)%

 Analysis of Components of Net Income and Earnings per Share Amounts
 -------------------------------------------------------------------

 Net earnings
  excluding asset
  impairment                    $  1,065           $    911
   Provision for
    asset impairment,
    net of tax                      --               (1,766)
                                --------           --------

     Net income (loss)          $  1,065           $   (855)
                                ========           ========

 Diluted earnings
  (loss) per share:

  Net earnings
   excluding asset
   impairment                   $   0.10           $   0.09
  Provision for
   asset impairment,
   net of tax                       --                (0.18)

     Net income (loss)          $   0.10           $  (0.09)
                                ========           ========

                                      Condensed Income Statements

                                    For the twenty-four weeks ended

                                                      (Restated)
                                   June 14, 2005     June 15, 2004
                                -----------------  -----------------
                                    $        %         $        %
                                -----------------  -----------------
 Food and beverage              $ 70,826     94.2  $ 60,442     93.0
 Entertainment and other           4,371      5.8     4,546      7.0
                                -------- --------  -------- --------
  Total net sales                 75,197    100.0    64,988    100.0

 Costs and expenses:
  Costs of sales                  20,101     26.7    17,732     27.3
  Restaurant operating
   expenses                       39,949     53.1    33,978     52.3
  Depreciation and
   amortization                    4,259      5.7     3,537      5.4
  Preopening costs                   953      1.3     1,070      1.6
  Asset Impairment                   --       --      2,523      3.9
                                -------- --------  -------- --------
   Restaurant costs
    and expenses                  65,262     86.8    58,840     90.5
                                -------- --------  -------- --------

 Restaurant operating
  income                           9,935     13.2     6,148      9.5
 General and
  administrative
  expenses                         4,025      5.3     3,494      5.4
 Gain on disposal
  of assets                           25      --        --       --
                                -------- --------  -------- --------
 Income from operations            5,935      7.9     2,654      4.1

 Other income/expense:
    Other income/(expense)            15      --          3      --
    Interest expense                 (82)    (0.1)      (96)    (0.1)
                                -------- --------  -------- --------

 Income before income
  taxes                            5,868      7.8     2,561      4.0
 Income tax expense                1,815      2.4       775      1.2
                                -------- --------  -------- --------
 Net income                     $  4,053      5.4  $  1,786      2.8
                                ======== ========  ======== ========

 Earnings per share:
     Basic                      $   0.41           $   0.18
     Diluted                    $   0.39           $   0.17

 Shares used in
  computing earnings
  per share
  (in thousands):

  Basic                            9,979              9,870
  Diluted                         10,397             10,465

 Restaurants open
  at end of period                    80                 69

 Comparable sales growth            (0.1)%              0.8%

 Analysis of Components of Net Income and Earnings per Share Amounts
 -------------------------------------------------------------------

 Net earnings
  excluding asset
  impairment                    $  4,053           $  3,552
   Provision for
    asset impairment,
    net of tax                      --               (1,766)
                                --------           --------

     Net income (loss)          $  4,053           $  1,786
                                ========           ========

 Diluted earnings
  (loss) per share:

 Net earnings
  excluding asset
  impairment                    $   0.39           $   0.34
 Provision for
  asset impairment,
  net of tax                        --                (0.17)
                                --------           --------

     Net income (loss)          $   0.39           $   0.17
                                ========           ========

                     Fox & Hound Restaurant Group

                   Unaudited Summary Financial Data
               ($ in thousands except per share amounts)

              Reconciliation of Restated Income Statements
              --------------------------------------------

                         For the twelve weeks ended June 15, 2004

                        As originally   Adjustment     As restated
                           reported
                     ------------------  --------  ------------------
                         $        %         $          $        %
                     --------  --------  --------  --------  --------
 Food and beverage   $ 29,021      93.2  $   --    $ 29,021      93.2
 Entertainment and
  other                 2,120       6.8      --       2,120       6.8
                     --------  --------  --------  --------  --------
 Total net sales       31,141     100.0      --      31,141     100.0

 Costs and expenses:
  Costs of sales        8,616      27.7      --       8,616      27.7
  Restaurant
   operating
   expenses            16,998      54.6        (3)   16,995      54.6
 Depreciation and
  amortization          1,554       4.9       248     1,802       5.8
 Preopening costs         638       2.0         -       638       2.0
 Asset Impairment       2,365       7.6       158     2,523       8.1
                     --------  --------  --------  --------  --------
  Restaurant costs
   and expenses        30,171      96.8       403    30,574      98.2
                     --------  --------  --------  --------  --------
 Restaurant
  operating income        970       3.2      (403)      567       1.8
 General and
  administrative
  expenses              1,749       5.5      --       1,749       5.6
 Gain on disposal
  of assets              --        --        --        --        --
                     --------  --------  --------  --------  --------
 Income from
  operations             (779)     (2.3)     (403)   (1,182)     (3.8)

 Other income/expense:
 Other
  income/(expense)       --        --        --        --        --
 Interest expense         (27)     (0.1)      (17)      (44)     (0.1)
                     --------  --------  --------  --------  --------
 Income before
  income taxes           (806)     (2.4)     (420)   (1,226)     (3.9)
 Income tax
  expense                (290)     (0.9)      (81)     (371)     (1.2)
                     --------  --------  --------  --------  --------

 Net income          $   (516)    (1.5)  $   (339) $   (855)     (2.7)
                     ========  ========  ========  ========  ========

 Earnings per share:
  Basic              $  (0.05)           $  (0.04) $  (0.09)
  Diluted            $  (0.05)           $  (0.04) $  (0.09)

             Reconciliation of Restated Income Statements
             --------------------------------------------

                     For the twenty-four weeks ended June 15, 2004

                       As originally   Adjustment     As restated
                           reported
                     ------------------  --------  ------------------
                        $         %         $         $          %
                     --------  --------  --------  --------  --------
 Food and beverage   $ 60,442      93.0  $   --    $ 60,442      93.0
 Entertainment and
  other                 4,546       7.0      --       4,546       7.0
                     --------  --------  --------  --------  --------
 Total net sales       64,988     100.0      --      64,988     100.0

 Costs and expenses:
  Costs of sales       17,732      27.3      --      17,732      27.3
  Restaurant
   operating
   expenses            33,970      52.3         8    33,978      52.3
  Depreciation and
   amortization         3,058       4.7       479     3,537       5.4
  Preopening costs      1,070       1.6       --      1,070       1.6
  Asset Impairment      2,365       3.6       158     2,523       3.9
                     --------  --------  --------  --------  --------
  Restaurant costs
   and expenses        58,195      89.5       645    58,840      90.5
                     --------  --------  --------  --------  --------
 Restaurant
  operating income      6,793      10.5      (645)    6,148       9.5
 General and
  administrative
  expenses              3,494       5.5       --      3,494       5.4
 Gain on disposal
  of assets               --        --        --        --        --
                     --------  --------  --------  --------  --------

 Income from
  operations            3,299       5.0      (645)    2,654       4.1

 Other income/expens:
 Other
  income/(expense)          3       --        --          3       --
 Interest expense         (62)     (0.1)      (34)      (96)     (0.1)
                     --------  --------  --------  --------  --------

 Income before
  income taxes          3,240       4.9      (679)    2,561       4.0
 Income tax
  expense               1,082       1.7      (307)      775       1.2
                     --------  --------  --------  --------  --------
 Net income          $  2,158       3.2  $  (372)  $  1,786       2.8
                     ========  ========  ========  ========  ========

 Earnings per share:
  Basic              $   0.22            $  (0.04) $   0.18
  Diluted            $   0.21            $  (0.04) $   0.17

                                        Condensed Balance Sheets

                                           Jun. 14,     Dec. 28,
                                            2005          2004
                                          --------     --------
 Current assets:
   Cash                                   $    644     $    812
   Other current assets                      5,255        6,093
                                          --------     --------
                                             5,899        6,905
 Property and equipment, net                76,147       68,381
 Intangibles and other assets                5,023        5,281
                                          --------     --------
                                          $ 87,069     $ 80,567
                                          ========     ========

 Current liabilities:
   Current portion of
    capital leases                        $      8     $      8
   Other current liabilities                15,876       13,133
                                          --------     --------

                                            15,884       13,141
 Notes payable                               2,510        3,680
 Obligations under capital
  lease, net of current portion                885          889
 Accrued Rent                                8,341        7,938
 Other noncurrent liabilities                1,898        1,830
 Stockholders' equity                       57,551       53,089
                                          --------     --------
                                          $ 87,069     $ 80,567
                                          --------     --------

CONTACT:  Fox & Hound Restaurant Group
          Jim Zielke
          InvestorRelations@fhrg.com
          (316) 201-4006